UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 14, 2015

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 14, 2015, Hewlett-Packard Company (“HP Co.”) issued a press release announcing the early tender results of its previously announced cash tender offers (the “Tender Offers”) for (i) any and all of certain of HP Co.’s notes currently outstanding in an aggregate principal amount of $6.55 billion (the “Any and All Tender Offer”) and (ii) up to a combined aggregate principal amount equal to $2.30 billion of certain of HP Co.’s outstanding notes (the “Waterfall Tender Offer”), each pursuant to a separate offer to purchase and related letter of transmittal. A copy of the press release announcing the early tender results, and which describes the Tender Offers in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

On October 15, 2015, HP Co. also issued press releases announcing the pricing for each of the Any and All Tender Offer and the Waterfall Tender Offer. Copies of the press releases announcing pricing for the Any and All Tender Offer and the Waterfall Tender Offer are hereby incorporated by reference and attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

This Current Report on Form 8-K, including the press releases hereby incorporated by reference, is neither an offer to sell nor a solicitation of offers to buy any of the notes subject to the Tender Offers (the “Notes”). Each Tender Offer is being made only pursuant to the applicable offer to purchase and the related letter of transmittal for such Tender Offer. The Tender Offers are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP Co. and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of HP Co. for future operations, including the settlement of the Tender Offers; other statements of expectation or belief; and any statements or assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected and other risks that are described in HP Co.’s filings with the Securities and Exchange Commission, including but not limited to the risks described in HP Co.’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014 and HP Co.’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2015. HP Co. assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Hewlett-Packard Company’s press release, dated October 14, 2015, entitled “Hewlett-Packard Company Announces Early Tender Results for Cash Tender Offers”.

99.2	Hewlett-Packard Company’s press release, dated October 15, 2015, entitled “Hewlett-Packard Company Announces Pricing for its Any and All Cash Tender Offer”.

99.3	Hewlett-Packard Company’s press release, dated October 15, 2015, entitled “Hewlett-Packard Company Announces Pricing for its Waterfall Cash Tender Offer”.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HEWLETT-PACKARD COMPANY

DATE: October 15, 2015	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Hewlett-Packard Company’s press release, dated October 14, 2015, entitled “Hewlett-Packard Company Announces Early Tender Results for Cash Tender Offers”.

99.2	Hewlett-Packard Company’s press release, dated October 15, 2015, entitled “Hewlett-Packard Company Announces Pricing for its Any and All Cash Tender Offer”.

99.3	Hewlett-Packard Company’s press release, dated October 15, 2015, entitled “Hewlett-Packard Company Announces Pricing for its Waterfall Cash Tender Offer”.